[PLATO LEARNING LOGO]

__________________________________________________________ FOR IMMEDIATE RELEASE

CONTACT: JOHN MURRAY - CHAIRMAN, PRESIDENT & CEO
         GREG MELSEN -- CFO
         STEVE SCHUSTER - VP & TREASURER
         952.832.1000

                          PLATO LEARNING, INC. REPORTS
                     SECOND QUARTER FISCAL YEAR 2004 RESULTS

                              SOLID REVENUE GROWTH
                         LIGHTSPAN INTEGRATION ON TRACK
                     PROVIDING INCREASED OPERATING LEVERAGE

MINNEAPOLIS, MN -- MAY 27, 2004 -- PLATO Learning, Inc. (NASDAQ: TUTR), a leading provider of K-Adult computer-based and e-learning solutions, today announced revenues for its second quarter ended April 30, 2004, totaling $32.3 million, a $14.8 million or an 85% increase versus the $17.5 million reported for the comparable period of fiscal 2003. The Company's acquisition of Lightspan, Inc. in November 2003 significantly contributed to the revenue growth for the quarter and year-to-date ended April 30, 2004.


Reported Revenues           Quarter Ended April 30,                     Six Months Ended April 30,
                         ------------------------------                ------------------------------
(000's)                      2004            2003          Growth          2004            2003          Growth
                         -------------- --------------- -------------  -------------- --------------- -------------

PLATO Learning                $ 32,320        $ 17,467           85%        $ 58,768        $ 30,924           90%
Lightspan (1)                        -          10,489                           969          22,892
                         -------------- ---------------                -------------- ---------------
                              $ 32,320        $ 27,956           16%        $ 59,737        $ 53,816           11%
                         ============== ===============                ============== ===============

(1) Lightspan revenues prior to acquisition.


The net loss for the second quarter of 2004 was $3.2 million, or $0.14 per diluted share, as compared to a loss of $1.8 million, or $0.11 per diluted share, for the same period of 2003. The second quarter results for the period ended April 30, 2003 included a tax benefit of $1.4 million, or $0.09 per diluted share. No tax benefit was recorded for the quarter ended April 30, 2004, consistent with the full valuation allowance we provided against our deferred tax assets in connection with the acquisition of Lightspan.


Adjusted Net Loss                                        Quarter Ended April 30,      Six Months Ended April 30,
                                                      ------------------------------ ------------------------------
(000's, except per share amounts)                         2004            2003            2004           2003
                                                      -------------- --------------- --------------- --------------

Net loss (GAAP)                                            $ (3,230)       $ (1,821)      $ (10,765)      $ (5,228)
Exclude:
    Income tax expense (benefit)                                150          (1,435)            300         (3,785)
                                                      -------------- --------------- --------------- --------------
Net loss (Non-GAAP)                                        $ (3,080)       $ (3,256)      $ (10,465)      $ (9,013)
                                                      ============== =============== =============== ==============

Weighted average common shares outstanding                   22,989          16,534          22,236         16,657
                                                      ============== =============== =============== ==============
Loss per basic and diluted share (Non-GAAP)                 $ (0.13)        $ (0.20)        $ (0.47)       $ (0.54)
                                                      ============== =============== =============== ==============

The acquisition of Lightspan also added significant expenses to the Company's operations.

Reported Operating Expenses                              Quarter Ended April 30,      Six Months Ended April 30,
                                                      ------------------------------ ------------------------------
(000's)                                                   2004            2003            2004           2003
                                                      -------------- --------------- --------------- --------------
Operating expenses:
    PLATO Learning (1)                                       23,281          13,755          46,144         26,977
    Lightspan (2)                                                 -          14,980           1,941         29,228
                                                      -------------- --------------- --------------- --------------
    Total                                                    23,281          28,735          48,085         56,205
                                                      ============== =============== =============== ==============
    As a percentage of revenues                               72.0%          102.8%           80.5%         104.4%
                                                      ============== =============== =============== ==============

(1) PLATO operating expenses for the six months in 2003 exclude $380 of restructuring charges.
(2) Lightspan operating expenses prior to acquisition.


John Murray, Chairman, President and CEO, said, "We are delighted with our strong second quarter financial performance and the progress we are making with the integration of Lightspan. Achieving double-digit growth in a tough market demonstrates the power of the combined entity and the breadth and depth of the solutions we offer our customers. While we see the funding environment for education to be slowly and consistently improving, our ability to gain market share has again allowed us to grow revenues faster than overall market growth."

Mr. Murray continued, "We also demonstrated improved operating leverage as evidenced by the significant operating margin improvement over the first quarter of fiscal 2004 and the comparable combined operating margin of the second quarter of fiscal 2003. Our plan to extract costs from the combined PLATO Learning and Lightspan entities has been closely followed. We remain on track to meet our fiscal 2004 operational and financial goals."

Mr. Murray highlighted additional key financial information:

     o Earnings Before Interest Taxes Depreciation and Amortization (EBITDA), calculated as operating income (loss) before depreciation, amortization and restructuring charges, was $11.7 million for the twelve month period ended April 30, 2004 as compared to $1.3 million for the twelve month period ended April 30, 2003.

     o Cash and marketable securities were $21.7 million at April 30, 2004, compared to $27.7 million at October 31, 2003 and $24.2 million at April 30, 2003. There were no bank borrowings outstanding at April 30, 2004.

     o Deferred revenue was $38.3 million at April 30, 2004, versus $19.5 million at April 30, 2003. Lightspan had deferred revenue of $11.2 million at April 30, 2003.

     o Stockholders' equity was $150.1 million at April 30, 2004, compared to $109.9 million at October 31, 2003 and $106.3 million at April 30, 2003.

USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures used in this press release exclude the impact of an income tax benefit in 2003, and a 2003 restructuring charge on PLATO Learning's operating results, as well as present EBITDA and certain combined operations as if Lightspan had been acquired as of November 1, 2002. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. PLATO Learning's management views these non-GAAP financial measures to be helpful in assessing the Company's progress in integrating the operations of Lightspan. In addition, these non-GAAP financial measures facilitate management's internal comparisons to PLATO Learning's historical operating results and comparisons to competitors' operating results. PLATO Learning includes these non-GAAP financial measures in its earnings announcement because the Company believes they are useful to investors in allowing for greater transparency related to supplemental information used by management in its financial and operational analysis. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided with the financial statements attached to this press release.

QUARTERLY CONFERENCE CALL
A conference call to discuss this announcement is scheduled for today at 3:45 PM
(CST). The dial-in number for this call is 1-877-775-1746. Please call ten minutes prior to the start of the call and inform the operator you are participating in PLATO Learning's call. Should you be unable to attend the live conference call, a recording will be available to you from 6:00 p.m. on May 27, 2004, through midnight June 3, 2004. To access the recording call:
1-800-642-1687. At the prompt, enter pass code number 6846438.

ABOUT PLATO LEARNING
PLATO Learning, Inc. is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. The company also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 6,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, we create standards-based curricula that facilitate learning and school improvement.

With trailing 12-month revenues of approximately $110 million, PLATO Learning, Inc. is a publicly held company traded as TUTR on the NASDAQ-NMS. PLATO(R) Learning educational software is marketed to K-12 schools and colleges. We also sell to job training programs, correctional institutions, military education programs, corporations and individuals and delivered via networks, CD-ROM, the Internet and private intranets.

PLATO Learning is headquartered at 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437, (952) 832-1000 or (800) 869-2000. The Company has domestic offices throughout the United States and international offices in the United Kingdom and Canada. International distributors are located in Puerto Rico, Singapore, South Africa and the United Arab Emirates. The Company's Web address is http://www.plato.com.

This announcement includes forward-looking statements. PLATO Learning has based these forward-looking statements on its current expectations and projections about future events. Although PLATO Learning believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. PLATO Learning undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward looking statements made are subject to the risks and uncertainties as those described in the Company's Annual Report on Form 10-K for the year ended October 31, 2003. Actual results may differ materially from anticipated results.

(R) PLATO is a registered trademark of PLATO Learning, Inc. PLATO Learning is a trademark of PLATO Learning, Inc.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
               (Unaudited, in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                 APRIL 30,                        APRIL 30,
                                                      -------------------------------  -------------------------------
                                                           2004             2003            2004             2003
                                                      --------------   --------------  ---------------  --------------
 Revenues:
     License fees                                          $ 17,213          $ 9,752         $ 30,272        $ 17,197
     Subscriptions                                            5,325            1,767            9,833           3,391
     Services                                                 7,197            4,296           13,534           7,679
     Other                                                    2,585            1,652            5,129           2,657
                                                      --------------   --------------  ---------------  --------------
       Total revenues                                        32,320           17,467           58,768          30,924
                                                      --------------   --------------  ---------------  --------------
 Cost of revenues:
     License fees                                             3,234            1,917            6,575           3,674
     Subscriptions                                            2,061              786            3,740           1,355
     Services                                                 4,570            3,008            8,334           5,378
     Other                                                    2,342            1,311            4,541           2,302
                                                      --------------   --------------  ---------------  --------------
       Total cost of revenues                                12,207            7,022           23,190          12,709
                                                      --------------   --------------  ---------------  --------------
         Gross profit                                        20,113           10,445           35,578          18,215
                                                      --------------   --------------  ---------------  --------------
 Operating expenses:
     Sales and marketing                                     15,793            9,946           30,978          19,184
     General and administrative                               5,040            3,035            9,532           6,311
     Product development                                      1,346              627            3,549           1,188
     Amortization of intangibles                              1,102              147            2,085             294
     Restructuring charges                                        -                -                -             380
                                                      --------------   --------------  ---------------  --------------
       Total operating expenses                              23,281           13,755           46,144          27,357
                                                      --------------   --------------  ---------------  --------------
         Operating loss                                      (3,168)          (3,310)         (10,566)         (9,142)
 Interest income                                                138               92              257             212
 Interest expense                                               (37)             (30)             (72)            (54)
 Other expense, net                                             (13)              (8)             (84)            (29)
                                                      --------------   --------------  ---------------  --------------
     Loss before income taxes                                (3,080)          (3,256)         (10,465)         (9,013)
 Income tax expense (benefit)                                   150           (1,435)             300          (3,785)
                                                      --------------   --------------  ---------------  --------------
     Net loss                                              $ (3,230)        $ (1,821)       $ (10,765)       $ (5,228)
                                                      ==============   ==============  ===============  ==============

 Loss per share:
     Basic and diluted                                      $ (0.14)         $ (0.11)         $ (0.48)        $ (0.31)
                                                      ==============   ==============  ===============  ==============

 Weighted average common shares outstanding:
     Basic and diluted                                       22,989           16,534           22,236          16,657
                                                      ==============   ==============  ===============  ==============

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                    (In thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                                   APRIL 30,          OCTOBER 31,
                                                                                      2004               2003
                                                                                ----------------   -----------------
                                                                                  (Unaudited)
                                     ASSETS

 Current assets:
      Cash and cash equivalents                                                        $ 17,942            $ 23,834
      Accounts receivable, net                                                           41,183              39,176
      Prepaid expenses and other current assets                                           8,795               4,819
      Deferred income taxes                                                                   -               2,218
                                                                                ----------------   -----------------
          Total current assets                                                           67,920              70,047
 Long-term marketable securities                                                          3,779               3,862
 Equipment and leasehold improvements, net                                                6,964               5,024
 Product development costs, net                                                          15,579              14,738
 Goodwill                                                                                69,570              39,609
 Identified intangible assets, net                                                       43,266              14,707
 Other assets                                                                             1,820               1,975
                                                                                ----------------   -----------------
      Total assets                                                                    $ 208,898           $ 149,962
                                                                                ================   =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                                                                  $ 3,876             $ 2,876
      Accrued employee salaries and benefits                                              6,110               6,678
      Accrued liabilities                                                                 9,313               3,600
      Deferred revenue                                                                   32,292              22,192
                                                                                ----------------   -----------------
          Total current liabilities                                                      51,591              35,346
      Deferred revenue                                                                    6,029               4,372
      Deferred income taxes                                                               1,013                   -
      Other liabilities                                                                     209                 312
                                                                                ----------------   -----------------
          Total liabilities                                                              58,842              40,030
                                                                                ----------------   -----------------
 Stockholders' equity:
      Common stock, $.01 par value, 50,000 shares authorized; 23,016 shares issued and 22,996 outstanding at April 30, 2004; 17,671 shares issued and 16,370 shares outstanding
          at October 31, 2003                                                               230                 164
      Additional paid in capital                                                        162,507             123,135
      Treasury stock at cost, 20 and 1,301 shares, respectively                            (205)            (11,652)
      Accumulated deficit                                                               (11,787)             (1,022)
      Accumulated other comprehensive loss                                                 (689)               (693)
                                                                                ----------------   -----------------
          Total stockholders' equity                                                    150,056             109,932
                                                                                ----------------   -----------------
             Total liabilities and stockholders' equity                               $ 208,898           $ 149,962
                                                                                ================   =================

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                            (Unaudited, in thousands)
--------------------------------------------------------------------------------


                                                                                       SIX MONTHS ENDED
                                                                                          APRIL 30,
                                                                               --------------------------------
                                                                                    2004              2003
                                                                               --------------    --------------

 OPERATING ACTIVITIES:
 Net loss                                                                          $ (10,765)         $ (5,228)
                                                                               --------------    --------------
 Adjustments to reconcile net loss to net cash provided by (used in)
      operating activities:
      Deferred income taxes                                                              300            (3,785)
      Amortization of capitalized product development costs                            3,478             2,624
      Amortization of identified intangible assets                                     3,763               970
      Depreciation and amortization of equipment and
          leasehold improvements                                                       1,837             1,106
      Provision for doubtful accounts                                                    827             1,052
      Stock-based compensation                                                           217                 -
      Loss on disposal of equipment                                                        1                59
      Changes in assets and liabilities, net of effects of acquisitions:
          Accounts receivable                                                          5,775             4,579
          Prepaid expenses and other current and noncurrent assets                      (755)              280
          Accounts payable                                                            (1,854)            1,003
          Accrued liabilities, accrued employee salaries and
             benefits and other liabilities                                           (6,210)           (2,403)
          Deferred revenue                                                              (834)             (195)
                                                                               --------------    --------------
             Total adjustments                                                         6,545             5,290
                                                                               --------------    --------------
                 Net cash provided by (used in) operating activities                  (4,220)               62
                                                                               --------------    --------------

 INVESTING ACTIVITIES:
 Acquisitions, net of cash acquired                                                    2,460                 -
 Capitalization of product development costs                                          (4,291)           (3,168)
 Capital expenditures                                                                 (1,112)             (828)
 Purchases of marketable securities                                                     (287)                -
 Sales of marketable securities                                                          370                 -
                                                                               --------------    --------------
      Net cash used in investing activities                                           (2,860)           (3,996)
                                                                               --------------    --------------

 FINANCING ACTIVITIES:
 Repurchase of common stock                                                             (205)           (2,161)
 Net proceeds from issuance of common stock                                            1,491                35
 Repayments of capital lease obligations                                                 (70)             (147)
                                                                               --------------    --------------
      Net cash provided by (used in) financing activities                              1,216            (2,273)
                                                                               --------------    --------------
 Effect of foreign currency on cash                                                      (28)               19
                                                                               --------------    --------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS                                            (5,892)           (6,188)
 Cash and cash equivalents at beginning of period                                     23,834            30,390
                                                                               --------------    --------------
 Cash and cash equivalents at end of period                                         $ 17,942          $ 24,202
                                                                               ==============    ==============

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)


 REVENUES                                             QUARTER ENDED APRIL 30,
                                ------------------------------------------------------------------------
 ($000's)                                       2004                                2003                      % CHANGE
                                ----------------------------------- ------------------------------------ ------------------
                                     As      Lightspan      Pro          As      Lightspan      Pro         As       Pro
                                  Reported      (1)        Forma      Reported      (1)        Forma      Reported  Forma
                                ----------------------------------- ------------------------------------ ------------------
 License fees                       $17,213         $ -    $17,213       $9,752      $4,722     $14,474       77%      19%
 Subscriptions                        5,325           -      5,325        1,767       2,865       4,632      201%      15%
 Services                             7,197           -      7,197        4,296       2,189       6,485       68%      11%
 Other                                2,585           -      2,585        1,652         713       2,365       56%       9%
                                ----------------------------------- ------------------------------------
                                    $32,320         $ -    $32,320      $17,467     $10,489     $27,956       85%      16%
                                =================================== ====================================

 (1) Lightspan revenues prior to acquisition.



 OPERATING EXPENSES                 QUARTER ENDED            QUARTER ENDED JANUARY 31,
 ($000'S)                          APRIL 30, 2004                      2004                     % OF REVENUE
                                ----------------------  ------------------------------------ ------------------
                                     As        % of          As      Lightspan      Pro         As       Pro
                                  Reported    Revenue     Reported      (1)        Forma      Reported  Forma
                                ------------ ---------  ------------------------------------ ------------------
 Sales and marketing                $15,793       49%       $15,185      $1,282     $16,467       57%      60%
 General and administrative           5,040       16%         4,492         310       4,802       17%      18%
 Product development                  1,346        4%         2,203         327       2,530        8%       9%
 Amortization of intangibles          1,102        3%           983          22       1,005        4%       4%
                                ------------            ------------------------------------
                                    $23,281       72%       $22,863      $1,941     $24,804       86%      90%
                                ============            ====================================

 (1) Lightspan operating expenses prior to acquisition.



 OPERATING EXPENSES                   QUARTER ENDED APRIL 30,
 ($000's)                                     2003                     % of Revenue
                                ----------------------------------- -------------------
                                     As        Lightspan      Pro        As       Pro
                                 Reported (1)     (2)        Forma     Reported  Forma
                                ----------------------------------- -------------------
 Sales and marketing                 $9,946      $8,459    $18,405       57%       66%
 General and administrative           3,035       2,138      5,173       17%       19%
 Product development                    627       2,382      3,009        4%       11%
 Amortization of intangibles            147       2,001      2,148        1%        8%
                                -----------------------------------
                                    $13,755     $14,980    $28,735       79%      103%
                                ===================================

 (1) Excludes $380 of restructuring charges
 (2) Lightspan operating expenses prior to acquisition.


ORDER SIZE                                   QUARTER ENDED APRIL 30,
                            ------------------------------------------------------------
($000's)                               2004 (1)                       2003 (2)                        % Change
                            -----------------------------  -----------------------------  -----------------------------
                                Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                     40        $ 5,961              25        $ 3,756             60%            59%
  $250 or greater                  11          6,919              14          6,145            -21%            13%
                            -----------------------------  -----------------------------
                                   51       $ 12,880              39        $ 9,901             31%            30%
                            =============================  =============================


 (1) 2004 excludes amounts related to the Idaho Department of Education contract
 (2) 2003 includes both PLATO Learning and Lightspan

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)


 REVENUES                                               SIX MONTHS ENDED APRIL 30,
                                ------------------------------------------------------------------------
 ($000's)                                      2004                                2003                      % CHANGE
                                ----------------------------------- ------------------------------------ ------------------
                                     As      Lightspan      Pro          As      Lightspan      Pro         As       Pro
                                  Reported      (1)        Forma      Reported      (1)        Forma      Reported  Forma
                                ----------------------------------- ------------------------------------ ------------------
 License fees                       $30,272         $ -    $30,272      $17,197     $10,904     $28,101       76%       8%
 Subscriptions                        9,833         531     10,364        3,391       5,842       9,233      190%      12%
 Services                            13,534         438     13,972        7,679       4,614      12,293       76%      14%
 Other                                5,129           -      5,129        2,657       1,532       4,189       93%      22%
                                ----------------------------------- ------------------------------------
                                    $58,768       $ 969    $59,737      $30,924     $22,892     $53,816       90%      11%
                                =================================== ====================================

 (1) Lightspan revenues prior to acquisition.



 OPERATING EXPENSES                 SIX MONTHS ENDED APRIL 30,
 ($000's)                                      2004                    % of Revenue
                                ----------------------------------- -------------------
                                     As      Lightspan      Pro        As         Pro
                                  Reported      (1)        Forma     Reported    Forma
                                ----------------------------------- -------------------
 Sales and marketing                $30,978      $1,282    $32,260       53%       54%
 General and administrative           9,532         310      9,842       16%       16%
 Product development                  3,549         327      3,876        6%        6%
 Amortization of intangibles          2,085          22      2,107        4%        4%
                                -----------------------------------
                                    $46,144      $1,941    $48,085       79%       80%
                                ===================================

                                    SIX MONTHS ENDED APRIL 30,
                                              2003                     % OF REVENUE
                                ----------------------------------- -------------------
                                     As        Lightspan      Pro        As       Pro
                                 Reported (1)     (2)        Forma     Reported  Forma
                                ----------------------------------- -------------------
 Sales and marketing                $19,184     $15,321    $34,505       62%       64%
 General and administrative           6,311       4,505     10,816       20%       20%
 Product development                  1,188       5,400      6,588        4%       12%
 Amortization of intangibles            294       4,002      4,296        1%        8%
                                -----------------------------------
                                    $26,977     $29,228    $56,205       87%      104%
                                ===================================

 (1) Excludes $380 of restructuring charges
 (2) Lightspan operating expenses prior to acquisition.



ORDER SIZE                                   SIX MONTHS ENDED APRIL 30,
                            ------------------------------------------------------------
($000's)                               2004 (1)                       2003 (2)                       % Change
                            -----------------------------  -----------------------------  -----------------------------
                                   Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                         70       $ 10,270              45        $ 6,906             56%            49%
  $250 or greater                      25         16,037              23         10,820              9%            48%
                            -----------------------------  -----------------------------
                                       95       $ 26,307              68       $ 17,726             40%            48%
                            =============================  =============================

 (1) 2004 excludes amounts related to the Idaho Department of Education contract
 (2) 2003 includes both PLATO Learning and Lightspan

                             PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)


 DEFERRED REVENUE                     APRIL 30,
                            -----------------------------     OCTOBER 31,
 ($000's)                           2004           2003          2003
                            -----------------------------    ------------
 License fees                     $ 7,192        $ 4,811         $ 4,762
 Subscriptions                      8,774          1,630           4,134
 Services                          22,160         12,875          17,360
 Other                                195            203             308
                            -----------------------------  --------------
                                   38,321         19,519          26,564
 Lightspan                              -         11,207          14,262
                            -----------------------------  --------------
 Total                           $ 38,321       $ 30,726        $ 40,826
                            =============================  ==============



 EBITDA                                                          TWELVE MONTHS ENDED
 ($000'S)                                                           APRIL 30, 2004
                                    ------------------------------------------------------------------------
                        As Reported       Q3-2003        Q4-2003       Q1-2004        Q2-2004        TOTAL
                                    ------------------------------------------------------------------------
 Net earnings (loss)                         $ 285       $ 3,276       $ (7,535)     $ (3,230)     $ (7,204)
 Income taxes                                1,600         1,744            150           150         3,644
 Interest expense                               34            16             35            37           122
 Depreciation and amortization               2,782         2,854          4,455         4,623        14,714
 Restructuring charge                          422             -              -             -           422
                                    ------------------------------------------------------------------------
                                           $ 5,123       $ 7,890       $ (2,895)      $ 1,580      $ 11,698
                                    ========================================================================

                                                                TWELVE MONTHS ENDED
                                                                   APRIL 30, 2003
                                    ------------------------------------------------------------------------
                        As Reported        Q3-2002       Q4-2002        Q1-2003       Q2-2003        TOTAL
                                    ------------------------------------------------------------------------
 Net earnings (loss)                        $ (200)        $ 119       $ (3,407)     $ (1,821)     $ (5,309)
 Income taxes                                 (350)        1,575         (2,350)       (1,435)       (2,560)
 Interest expense                               34            24             24            30           112
 Depreciation and amortization               2,017         2,076          2,319         2,231         8,643
 Restructuring charge                            -             -            380             -           380
                                    ------------------------------------------------------------------------
                                           $ 1,501       $ 3,794       $ (3,034)       $ (995)      $ 1,266
                                    ========================================================================


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